                                                                    EXHIBIT 24.1

                                Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard E. Terry, Thomas A. Nardi, Peter H. Kauffman and John G. Nassos, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their, or his substitute or substitutes, may lawfully do or cause to be done by virtue of hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT AND POWER OF ATTORNEY HAVE BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 10TH DAY OF JANUARY, 2002.


Names                        Signatures                       Title
-----                        ----------                       -----
Richard E. Terry             /s/ Richard E. Terry             Director, Chairman and Chief
                             -------------------------------  Executive Officer

James R. Boris               /s/ James R. Boris               Director
                             -------------------------------

William J. Brodsky           /s/ William J. Brodsky           Director
                             -------------------------------

Pastora San Juan Cafferty    /s/ Pastora San Juan Cafferty    Director
                             -------------------------------

Homer J. Livingston          /s/ Homer J. Livingston          Director
                             -------------------------------

Lester H. McKeever           /s/ Lester H. McKeever           Director
                             -------------------------------

Thomas M. Patrick            /s/ Thomas M. Patrick            Director
                             -------------------------------

Richard P. Toft              /s/ Richard P. Toft              Director
                             -------------------------------

Arthur R. Velasquez          /s/ Arthur R. Velasquez          Director
                             -------------------------------